Exhibit 10.3
FIRST LIEN BORROWER PARTY GUARANTEE AGREEMENT
     FIRST LIEN BORROWER PARTY GUARANTEE AGREEMENT dated as of October 13, 2009 (this “Guarantee”) by International Lease Finance Corporation, a California corporation (“ILFC”), States Aircraft, Inc., a California corporation (“States”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland (“Shrewsbury”, and together with ILFC and States, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Top Aircraft”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland (“ILFC Ireland”), ILFC France S.a.r.l., a société à responsabilité limitée organized under the laws of France (“ILFC France”), and ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan”, and together with ILFC Ireland and ILFC France, the “Intermediate Lessees”) and the Additional Guarantors (as defined in Section 11) (the Borrowers, Top Aircraft, the Intermediate Lessees and the Additional Guarantors, collectively, the “Guarantors” and each a “Guarantor”) for the benefit of the Federal Reserve Bank of New York (with its successors and assigns, the “Beneficiary”).
     WHEREAS, each Guarantor is a direct or indirect wholly owned subsidiary of American International Group, Inc., a Delaware corporation (together with its successors, the “Obligor”);
     WHEREAS, the Obligor has entered into the Credit Agreement dated as of September 22, 2008 among the Obligor, as borrower, and the Beneficiary, as lender (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Parent Facility”);
     WHEREAS, the Borrowers desire to borrow term loans in an aggregate principal amount of $2,000,000,000 (the “Term Loans”) under the Credit Agreement dated as of the date hereof among the Borrowers, Top Aircraft, the Intermediate Lessees, AIG Funding, Inc., as lender (the “Borrower Facility Lender”), and Wells Fargo Bank Northwest, National Association, as security trustee (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Borrower Facility”);
     WHEREAS, in order for the Borrower Facility Lender to make the Term Loans to the Borrowers under the Borrower Facility, the Obligor must first make a Borrowing (the “New FRBNY Borrowing”) under the Parent Facility in an amount equal to the Term Loans, with the funds so borrowed being advanced immediately to the Borrowers in the form of the Term Loans;
     WHEREAS, the Parent Facility prohibits the making of the Term Loans by the Borrower Facility Lender to the Borrowers as currently contemplated by the Borrower Facility because the Borrowers are not Loan Parties under the Parent Facility (the “Existing Restriction”);
     WHEREAS, the Beneficiary is willing to make the necessary waiver of the Existing Restriction and the other applicable provisions of the Parent Facility, pursuant to the Letter Agreement dated as of October 13, 2009 among the Obligor and the Beneficiary, to enable and permit the making of Term Loans under the Borrower Facility, but only if each Guarantor (i) guarantees the Guaranteed Obligations (as defined below) as more fully set forth herein and (ii) secures such guarantee by granting a first-priority security interest in, and lien on, certain of its assets in favor of Wells Fargo Bank Northwest, National Association (the “Security Trustee”), for the benefit of the Beneficiary, as more fully set forth in the Aircraft Mortgage and Security Agreement dated as of the date hereof (the “Mortgage”) among the Guarantors, the Security Trustee and the other Security Trustees (as defined therein); and
     WHEREAS, in consideration of the financial accommodation and other support that the Obligor has provided, directly or indirectly, pursuant to the Borrower Facility and such financial and other support as the Obligor may in the future provide to the Guarantors, and in order to induce the Beneficiary to consent to the making of the Term Loans the Guarantors are willing to enter into this Guarantee and to secure their obligations hereunder pursuant to the terms set forth in the Mortgage.
     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor, jointly and severally with each other Guarantor, hereby agrees as follows:
     1. Terms Defined in the Parent Facility; Loan Document. For all purposes of this Guarantee, all capitalized terms used but not defined in this Guarantee (including in the recitals above) shall have the respective meanings assigned to such terms in the Parent Facility. This Guarantee shall be considered a “Loan Document” under the Parent Facility.
     2. The Guarantee. Each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as a guarantee of payment and not merely as a guarantee of collection, the full and punctual payment when due (whether at stated maturity, upon acceleration or otherwise) of each Guaranteed Obligation, as hereinafter defined; provided that the recourse of the Beneficiary against the Guarantors under this Guarantee at any time will be limited to an aggregate amount equal to the lesser of (a) $2,000,000,000 plus all unpaid interest accrued thereon under the Borrower Facility through and including such time and (b) the amount of Obligations (as defined in the Borrower Facility) outstanding under the Borrower Facility at such time. Upon failure by the Obligor to pay punctually any Guaranteed Obligation, the Guarantors shall pay the amount of Guaranteed Obligations not so paid at the FRBNY Account (as defined in the Borrower Facility). The Beneficiary shall notify the Guarantors when payment of any Guaranteed Obligation is due hereunder (and the amount so due), unless prevented from doing so by applicable law, including any Bankruptcy Law; provided that any failure of the Beneficiary to so notify the Guarantors shall not affect the obligations of the Guarantors hereunder. Without limiting the generality of the foregoing, the liability of each Guarantor shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Loan Party to the Beneficiary but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party. In furtherance of the foregoing, the Guarantors hereby agree to make payments of principal and interest in respect of the Term Loans to the FRBNY Account set forth in the Borrower Facility and each payment of principal of the Term Loans shall be credited against and reduce on a dollar-for-dollar basis the maximum amount of the Guarantors’ obligations hereunder. For the avoidance of doubt, any and all payments by any Guarantor under this Guarantee shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes as though such payment were made pursuant to Section 2.12 of the Parent Facility and such Guarantor were a Borrower thereunder.
“Guaranteed Obligations” means (i) all principal of all Loans outstanding from time to time under the Parent Facility, all interest (including Post-Petition Interest) on such Loans and all other amounts now or hereafter payable by the Obligor under the Loan Documents and (ii) any renewals, refinancings or extensions of any of the foregoing (including Post-Petition Interest).
     3. Guarantee Unconditional. The obligations of each Guarantor under this Guarantee are those of primary obligor, and not merely of surety, and shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:
     (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Obligor, any other Guarantor, any “Guarantor” (as defined in the Parent Facility) (an “Existing Guarantor”) or any other Person under any Loan Document, by operation of law or otherwise;
     (ii) any modification or amendment of or supplement to any Loan Document or any “Loan Document” (as defined in the Borrower Facility) (a “Borrower Facility Loan Document”);
     (iii) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Obligor, any other Guarantor, any Existing Guarantor or any other Person under any Loan Document or Borrower Facility Loan Document;

     (iv) any change in the corporate existence, structure or ownership of the Obligor, any other Guarantor, any Existing Guarantor or any other Person or any of their respective subsidiaries, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Obligor, any other Guarantor, any Existing Guarantor or any other Person or any of their assets or any resulting release or discharge of any obligation of the Obligor, any other Guarantor, any Existing Guarantor or any other Person under any Loan Document or Borrower Facility Loan Document;
     (v) the existence of any claim, set-off or other right that such Guarantor may have at any time against the Obligor, any other Guarantor, any Existing Guarantor, the Beneficiary or any other Person, whether in connection with the Loan Documents or the Borrower Facility Loan Documents or any unrelated transactions; provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;
     (vi) any invalidity or unenforceability relating to or against the Obligor, any other Guarantor, any Existing Guarantor or any other Person for any reason of any Loan Document or any Borrower Facility Loan Document, or any provision of applicable law or regulation purporting to prohibit the payment of any Obligation, “Obligation” (as defined in the Borrower Facility), Guaranteed Obligation or Secured Obligation by the Obligor, any other Guarantor, any Existing Guarantor or any other Person; or
     (vii) any other act or omission to act or delay of any kind by the Obligor, any other Guarantor, any Existing Guarantor, any other party to any Loan Document or Borrower Facility Loan Document, the Beneficiary or any other Person, or any other circumstance whatsoever that might, but for the provisions of this clause (vii), constitute a legal or equitable discharge of or defense to any obligation of any Guarantor hereunder.
     4. Limit of Liability. (a) Each Guarantor, and by its acceptance of this Guarantee, the Beneficiary, hereby confirms that it is the intention of all such Persons that this Guarantee and the Guaranteed Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Beneficiary and the Guarantors hereby irrevocably agree that the Guaranteed Obligations of each Guarantor under this Guarantee at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations of such Guarantor under this Guarantee not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any comparable provision of applicable law. For purposes hereof,

“Bankruptcy Law” means any proceeding of the type referred to in paragraph (g) of Article 7 of the Parent Facility or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.
     (b) In the event that the direct or indirect assets of any Guarantor organized under the laws of Ireland are insufficient to pay in full all claims made by the Beneficiary in respect of the Guaranteed Obligations of such Guarantor under this Agreement, then the Beneficiary shall have no further claim against such Guarantor with respect to its Guaranteed Obligations for amounts that exceed its direct or indirect assets at such time.
     (c) The guarantees, obligations, liabilities and undertakings granted by ILFC France under this Guarantee shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by ILFC France in connection with back-to-back leasing activities between it and ILFC with respect to the lease of Pool Aircraft (as defined in the Borrower Facility).
     5. Discharge Only Upon Payment in Full; Reinstatement In Certain Circumstances. Each Guarantor’s obligations hereunder shall remain in full force and effect until the earlier of the time (a) all Guaranteed Obligations shall have been paid in full and no Commitment remains outstanding and (b) all outstanding “Obligations” (as defined in the Borrower Facility) shall have been paid in full. If at any time any payment of any Guaranteed Obligation is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Obligor or otherwise, the Guarantor’s obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time, but in no event shall any Guarantor have any liability in excess of the amount described in Section 2 above.
     6. Waiver by Guarantors. Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Obligor, any other Guarantor, any Existing Guarantor or any other Person.
     7. Subrogation. Upon making full payment with respect to any obligation of the Obligor hereunder, a Guarantor shall be subrogated to the rights of the payee against the Obligor with respect to such obligation; provided that such Guarantor shall not enforce any payment by way of subrogation so long as any Guaranteed Obligation remains unpaid.
     8. Stay of Acceleration. If acceleration of the time for payment of any Guaranteed Obligation is stayed upon the insolvency, bankruptcy or reorganization of the Obligor, all such Guaranteed Obligations otherwise subject to acceleration under the terms of the Parent Facility or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Beneficiary.
     9. Representations and Warranties. Each Guarantor represents and warrants to the Beneficiary that:
     (a) Such Guarantor is a Person duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization; and such Guarantor has the power and authority to own its property and to carry on its business as now being conducted and is duly qualified and, if applicable, in good standing as a foreign corporation or other entity authorized to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification is required, except where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect (as defined in the Borrower Facility).
     (b) The execution and delivery by such Guarantor of this Guarantee and the performance of its obligations hereunder and the consummation of the transactions contemplated hereby (i) are within its organizational powers, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary approvals, authorizations, consents, registrations, notices, exemptions, licenses, declarations, orders and other actions (if any shall be required) from Governmental Authorities (as defined in the Borrower Facility), (iv) do not and will not contravene, constitute a default under or conflict with any provision of (A) law (including any Environmental Law (as defined in the Borrower Facility)), rule or regulation applicable to such Guarantor or with respect to any of its properties, (B) any writ, judgment, decree or order to which such Guarantor is a party or by which it is bound or affected, (C) its Operating Documents or Organizational Documents (each as defined in the Borrower Facility) or (D) any provision of any agreement or instrument binding on such Guarantor, or any agreement or instrument of which such Guarantor is aware affecting the properties of such Guarantor and (iv) do not and will not result in or require the creation or imposition of any Adverse Claim (as defined in the Borrower Facility) on any of such Guarantor’s properties pursuant to the terms of any such agreement or instrument referred to in clause (iv)(D) of this Section 9(b), other than the Security Documents (as defined in the Borrower Facility). This Guarantee has been duly authorized, executed and delivered by such Guarantor.
     (c) This Guarantee constitutes the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.
     (d) As of the date hereof, all Litigation Actions (as defined in the Borrower Facility), when taken as a whole, could not reasonably be expected to have a Material Adverse Effect(as defined in the Borrower Facility). As of the date hereof, other than any liability incident to such Litigation Actions or provided for or disclosed in the financial statements referred to in Section 3.04 of the Borrower Facility, and other than as set forth in ILFC’s filings with the Securities and Exchange Commission, no Guarantor has any contingent liabilities which are material to its business, credit, operations or financial condition of the Guarantors taken as a whole.
     10. Covenants. Each Guarantor covenants and agrees that, so long as any Obligations (as defined in the Borrower Facility) shall remain unpaid, such Guarantor will perform and observe all of the terms, covenants and agreements set forth in the Borrower Facility Loan Documents on its part to be performed or observed.
     11. Guarantee Supplements. Upon the execution and delivery by any Person of a guarantee supplement in substantially the form of Annex A hereto (each, a “Guarantee Supplement”), (a) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guarantee to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Borrower Facility Loan Document to a “Guarantor” or “Borrower Party” shall also mean and be a reference to such Additional Guarantor, and (b) each reference herein to “this Guarantee”, “hereunder”, “hereof” or words of like import referring to this Guarantee, and each reference in any other Borrower Facility Loan Document to the “Borrower Party Guarantee”, “thereunder”, “thereof” or words of like import referring to this Guarantee, shall mean and be a reference to this Guarantee as supplemented by such Guarantee Supplement.
     12. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, in the manner provided in Section 8.01 of the Borrower Facility. All notices and other communications given in accordance with the provisions of this Guarantee will be deemed to have been given on the date of receipt.
     13. No Waiver. No failure or delay by the Beneficiary or any First Lien Secured Party (as defined in the Mortgage) in exercising any right, power or privilege under this Guarantee, the Parent Facility, any other Loan Document or any other Borrower Facility Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     14. Amendments and Waivers. Any provision of this Guarantee may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Beneficiary and each Guarantor.
     15. Successors and Assigns. This Guarantee shall be binding upon each Guarantor and its successors and assigns, for the benefit of the Beneficiary and its successors and assigns, except that no Guarantor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Beneficiary.
     16. Choice of Law. This Guarantee shall be construed in accordance with and governed by the laws of the State of New York.
     17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTEE. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     18. Jurisdiction; Consent to Service of Process. (a) Each of the Guarantors hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee, or for recognition or enforcement of any judgment, and each of the Guarantors hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the Guarantors agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee shall affect any right that the Beneficiary may otherwise have to bring any action or proceeding relating to this Guarantee or the other Borrower Facility Loan Documents against any Guarantor or its respective properties in the courts of any jurisdiction.
     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guarantee or the other Borrower Facility Loan Documents in any New York State or Federal court. Each Guarantor hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (c) Each party to this Guarantee irrevocably consents to service of process in the manner provided for notices in Section 8.01 of the Borrower Facility. Nothing in this Guarantee will affect the right of any party to this Guarantee to serve process in any other manner permitted by law.
     19. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Guarantee and are not to affect the construction of, or to be taken into consideration in interpreting, this Guarantee.
     20. Severability. If any provision of this Guarantee is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions of this Guarantee shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Beneficiary in order to carry out the intentions of the parties thereto as nearly as may be possible, and (ii) the invalidity or unenforceability of such provision in such jurisdiction shall not affect the validity or enforceability thereof in any other jurisdiction.
     21. Counterparts. This Guarantee may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guarantee by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Guarantee.
[Signature Page(s) to Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Lien Borrower Party Guarantee Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Alan H. Lund
	Name:	Alan H. Lund
	Title:	Vice Chairman and Chief Financial Officer

By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Senior Vice President and Treasurer

STATES AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by SHREWSBURY AIRCRAFT LEASING LIMITED by its duly appointed attorney in the presence of:		SHREWSBURY AIRCRAFT LEASING LIMITED
		By:	/s/ Niau Sommerville

By:	/s/ Maireadh Dale		Name: Niau Sommerville

Name:	Maireadh Dale		Title: Attorney
Address:	IFSC, Dublin 1
Occupation:	Solicitor

TOP AIRCRAFT, INC.
By:	/s/ Pamela S. Hendry
	Name:	Pamela S. Hendry
	Title:	Director

SIGNED SEALED AND DELIVERED by ILFC IRELAND LIMITED by its duly appointed attorney in the presence of:		ILFC IRELAND LIMITED
		By:	/s/ Niau Sommerville

By:	/s/ Maireadh Dale		Name: Niau Sommerville

Name:	Maireadh Dale		Title: Attorney
Address:	North Wall Quay, DI
Occupation:	Solicitor

ILFC FRANCE S.A.R.L.
By:	/s/ Niau Sommerville
	Name:	Niau Sommerville
	Title:	Gerart

ILFC LABUAN LTD.
By:	/s/ Julie I. Sackman
	Name:	Julie I. Sackman
	Title:	Director

Agreed to and accepted by:

FEDERAL RESERVE BANK OF NEW YORK

By:	/s/ Steven J. Manzari
Name: Steven J. Manzari
Title: Senior Vice President

Annex A
to the Guarantee Agreement
FORM OF GUARANTEE SUPPLEMENT
                     __,
The Federal Reserve Bank of New York
33 Liberty Street
New York, New York 10045
Attention:
Ladies and Gentlemen:
     Reference is made to the First Lien Borrower Party Guarantee Agreement dated as of October 13, 2009, made by the Guarantors party thereto in favor of the Federal Reserve Bank of New York (such Borrower Party Guarantee, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guarantee Supplement (this “Guarantee Supplement”), being the “Guarantee”). The capitalized terms defined in the Guarantee and not otherwise defined herein are used herein as therein defined.
     Section 1. Guarantee. (a) The undersigned hereby, jointly and severally with the other Guarantors, absolutely, unconditionally and irrevocably guarantees, as a guarantee of payment and not merely as a guarantee of collection, the punctual payment when due, whether at scheduled maturity or by acceleration, demand or otherwise, of all of the Guaranteed Obligations; provided that the recourse of the Beneficiary against the Guarantors under the Guarantee at any time will be limited to an aggregate amount equal to the lesser of (i) $2,000,000,000 plus all unpaid interest accrued under the Borrower Facility through and including such time and (ii) the amount of Obligations (as defined in the Borrower Facility) owing by the Borrowers under the Borrower Facility at such time. Upon failure by the Obligor to pay punctually any Guaranteed Obligation, the undersigned shall forthwith pay the amount of Guaranteed Obligations not so paid at FRBNY Account. The Beneficiary shall notify the undersigned when payment of any Guaranteed Obligation is due hereunder (and the amount so due), unless prevented from doing so by applicable law, including any Bankruptcy Law; provided that any failure of the Beneficiary to so notify the undersigned shall not affect the obligations of the undersigned hereunder or under the Guaranee. Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Loan Party to the Beneficiary but for the fact that they are unenforceable, rejected, rejectable or otherwise not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party. In furtherance of the foregoing, the undersigned hereby agrees to make payments of principal and interest in respect of the Term Loans to the FRBNY Account set forth in the Borrower Facility and each payment of principal of the Term Loans shall be credited against and reduce on a dollar-for-dollar basis the maximum amount of the Guarantors’ obligations under the Guarantee. For the avoidance of doubt, any and all payments by the undersigned under the Guarantee shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes as though such payment were made pursuant to Section 2.12 of the Parent Facility and the undersigned were a Borrower thereunder.
     (b) The undersigned, and by its acceptance of this Guarantee Supplement, the Beneficiary, hereby confirms that it is the intention of all such Persons that this Guarantee Supplement, the Guarantee and the Guaranteed Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guarantee Supplement, the Guarantee and the Guaranteed Obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Beneficiary and the undersigned hereby irrevocably agree that the obligations of the undersigned under this Guarantee Supplement and the Guarantee at any time shall be limited to the maximum amount as will result in the obligations of the undersigned under this Guarantee Supplement and the Guarantee not constituting a fraudulent transfer or conveyance under Bankruptcy Law or any comparable provision of applicable law. [In the event that the direct or indirect assets of the undersigned are insufficient to pay in full all claims made by the Beneficiary in respect of the Guaranteed Obligations of the undersigned under this Guarantee Supplement and the Guarantee, then the Beneficiary shall have no further claim against the undersigned with respect to its Guaranteed Obligations for amounts that exceed its direct or indirect assets at such time.]1 [The guarantees, obligations, liabilities and undertakings granted by the undersigned under this Guarantee Supplement and the Guarantee shall, for each relevant financial year, be, in any and all cases, strictly limited to [90]% of the annual net margin generated by the undersigned in connection with back-to-back leasing activities between it and ILFC with respect to the lease of Pool Aircraft (as defined in the Borrower Facility).]2
     (c) Subject to Section 7 of the Guarantee, the undersigned hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to the Beneficiary under this Guarantee Supplement, the

[1]	To be included for entities organized under Irish law only.

[2]	To be included for entities organized under French law only.

Guarantee, or any other guarantee, the undersigned will contribute, to the maximum extent permitted by applicable law, such amounts to each other Guarantor and Existing Guarantor so as to maximize the aggregate amount paid to the Beneficiary under or in respect of the Loan Documents.
     (d) The undersigned hereby agrees that any Indebtedness owed by it to another Loan Party shall be subordinated to the Guaranteed Obligations of the undersigned and that any Indebtedness owed to it by another Loan Party shall be subordinated to the Guaranteed Obligations of such other Loan Party.
     Section 2. Guaranteed Obligations Under the Guarantee. The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guarantee to the same extent as each of the other Guarantors thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Guarantee to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned, and each reference in any other Borrower Facility Loan Document to a “Guarantor” or a “Borrower Party” shall also mean and be a reference to the undersigned.
     Section 3. Counterparts. This Guarantee Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Guarantee Supplement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Guarantee Supplement.
     Section 4. GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC. (a) This Guarantee Supplement shall be construed in accordance with and governed by the laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.
     (b) The undersigned hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Guarantee Supplement or the Guarantee, or for recognition or enforcement of any judgment, and the undersigned hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. The undersigned agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guarantee Supplement shall affect any right that the Beneficiary may otherwise have to bring any action or proceeding relating to this Guarantee Supplement or the Guarantee or the other Borrower Facility Loan Documents against the undersigned or its respective properties in the courts of any jurisdiction.

     (c) THE UNDERSIGNED WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTEE SUPPLEMENT, ANY LOAN DOCUMENT OR BORROWER FACILITY LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE UNDERSIGNED (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTEE SUPPLEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND THE GUARANTEE.

Very truly yours, [NAME OF ADDITIONAL GUARANTOR]
By:
Name:
Title:

Accepted and agreed:

THE FEDERAL RESERVE BANK OF NEW YORK
By:
Name:
Title: